Greater Bay Bancorp

Greater Bay Bancorp

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company's current expectations regarding future operating results, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans, deposits and assets, continued success of its Regional Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses and in realizing operating efficiencies; (3) government regulation; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001.

Index

- Franchise Overview
- Corporate Strategy
- Experienced Team
- Acquisition of ABD Insurance and Financial Services, Inc.
- Current Economic Outlook
- Credit Quality
- Financial Highlights
- Performance Goals

Franchise Overview

Corporate Overview

Company Snapshot

Company Name:	Greater Bay Bancorp – Greater Bay became a multi-bank holding company as the result of the November 1996 merger of Cupertino National Bancorp and Mid-Peninsula Bancorp.
Subsidiaries:	Cupertino National Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce Golden Gate Bank, Bay Area Bank, Bay Bank of Commerce, Mt. Diablo National Bank, Coast Commercial Bank, Bank of Santa Clara, Bank of Petaluma, San Jose National Bank, ABD Insurance and Financial Services, Inc.
Principal Banking Market:	CA
Headquarters:	Palo Alto, California
Rank:	14th largest bank in California based on total deposits[1]
President & CEO:	David L. Kalkbrenner
Ownership:	Public; Listed on the Nasdaq under the ticker "GBBK"
Market Value:	$1.4 billion[2]
Employees (FTE):	1,136
Number of Branches:	45
Number of ATMs:	91(4)
Assets:	$8.5 billion
Loans:	$4.7 billion
Deposits:	$5.3 billion
Common Equity:	$537.3 million
Preferred Equity:	$72.5 million
(3) Q2 2002 Net Earnings / EPS / ROE / ROA	$33.5 million / $0.62 per share / 22.48% / 1.60%
(3) YTD 2002 Net Earnings / EPS / ROE / ROA	$61.1 million / $1.14 per share / 21.47% / 1.50%
(3) 2001 Earnings:	$97.1 million

(1) Source: SNL DataSource
(2) As of July 16, 2002
(3) Net Income excluding nonrecurring warrant income and merger related expenses
(4) Bank ATMs: 38; Baynet ATMs 53

Franchise Overview

Greater Bay Today

Resources of a Mid-Cap Banking Company with the Client Service of a Community Bank

- Largest independent community bank holding company headquartered in Northern California with assets of $8.5 billion
  - Business Banking focus
  - Personal Banking among high net worth individuals and custom banking for individuals
  - Personal Banking focus in two markets
  - Trust and investment services
  - Opportunistic and strategic acquirer of financial services companies
- Eleven community banks with 45 offices in 8 counties located in the San Francisco Bay Area
- Diversified financial services provider

Greater Bay Bancorp Markets - Regional Community Banking

South Bay

- Bank of Santa Clara
- Cupertino National Bank
- Greater Bay Bank–San Jose
- Greater Bay Bank–Santa Clara
- Greater Bay Bank–SBA Lending
- Venture Banking Group
- San Jose National Bank

San Francisco/ Peninsula

- Bay Area Bank
- Golden Gate Bank
- Mid-Peninsula Bank
- Peninsula Bank of Commerce

East Bay

- Bay Bank of Commerce
- Greater Bay Bank–Fremont
- Greater Bay Bank–Walnut Creek
- Mt. Diablo National Bank


GREATER BAY
BANCORP
11 Banks – 45 Offices

Coastal

- Coast Commercial Bank
- Greater Bay Bank – Carmel

North Bay

- Bank of Petaluma
- Greater Bay Bank – Marin

Other Businesses/Divisions

- ABD Insurance and Financial Services, Inc.
- Greater Bay Bancorp – International Banking
- Greater Bay Corp. Finance
- Greater Bay Trust Company
- Greater Bay Private Capital Banking
- Pacific Business Funding
- The Matsco Companies
- Administrative Offices

Key Areas of Focus

- Credit Quality
- Core Deposit Growth
- Net Interest Margin
- Top Line Revenue Growth
- Operating Efficiency
- Relationship Management

Corporate Strategy

Regional Community Banking and Diversified Financial Services Provider


Greater Bay
Financial
Group

11 Banks

Assets of $7.7 Billion

- Local Management and Board
- Local Client Decision Making
- Commitment to Client Service
- Strong Community Involvement

Specialty Finance

Assets of $793 Million

- International/Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending

Business & Technology Support Services

- Investment in Technology
- Back Office Efficiency
- Broad line of Services

Trust Company

$642 Million Assets Under Mgmt

- Wealth Management
- Private Banking

Insurance

ABD Insurance and Financial Services, Inc.

- Premiums > $1 billion *
- Revenue > $100 million
- Offering P&C, Employee Benefits and 401k Products

* No underwriting risk

Corporate Strategy
Acquisitions

- Greater Bay has utilized selective acquisitions as a component of its growth strategy to strengthen and expand its competitive position
- Target well-managed, high performing banks in key markets
- Disciplined transaction execution based on conservative assumptions
- Superior integration track record
  - Retain individual bank identities and key staff
  - Achieved 2% average accretion in first full year of operation
  - Efficiencies gained through absorption of non-client contact functions

Acquisition	Assets Acquired ($ in millions)	Year	Year Incorporated
Peninsula Bank of Commerce	$200	1997	1981
Golden Gate Bank	$150	1998	1975
Pacific Business Funding	$15	1998	
Bay Area Bank	$200	1999	1979
Bay Bank of Commerce	$200	1999	1980
Mt. Diablo National Bank	$250	2000	1992
Coast Commercial Bank	$400	2000	1981
Bank of Santa Clara	$400	2000	1973
Bank of Petaluma	$200	2000	1987
The Mascot Companies	$283	2000	
CAPCO Financial Company	$15	2001	
San Jose National Bank	$680	2001	1981
ABD Insurance & Financial Services, Inc.	(1) N/A	2002	

■ Bank Acquisitions ■ Non-Bank Acquisitions

(1) Gross premiums of $1 billion.

Corporate Strategy

The Next Stage

- Implement strategic initiatives to drive financial performance
  - Increase income from fee-based services
  - Identify, execute and integrate selective acquisitions
  - Grow core deposits
- Continue core operating strategies
  - Increase top line revenue growth
  - Emphasize prudent expense control
  - Maintain strong asset quality/strong reserve levels
  - Enhance solid capitalization

Corporate Strategy

- Quality internal growth
  - $4.9 billion in internal asset growth since 1996 through:
    - Core bank growth/relationship banking to expand market share
    - New business line initiatives
    - New regional offices
- Selective acquisitions of quality community banks - $3.0 billion in total assets acquired
- Selective acquisitions of complementary businesses to improve product offerings to clients

Experienced Team

Management

Years of Banking Experience in the S.F. Bay Area

Chief Executive Officer	30+
Chief Operating Officer	25+
Chief Financial Officer	17+
Regional President	17+
Chief Credit Officer	24+
Community Bank Presidents	20+ Avg.
GBB Board of Directors – 18 diversified and seasoned directors	25+ Avg.
Community Bank Boards of Directors - 90 diversified and seasoned directors	25+ Avg.

Acquisition of ABD Insurance and Financial Services, Inc.

ABD – The Company

- Premier independent insurance agency broker
  - 16th largest insurance broker in U.S. [1]
  - Largest independently-owned agency in the Western United States [1]
- Based in Redwood City with offices primarily in Northern California
- No underwriting risk to the company
- Over 550 employees
- Highly profitable with last five year compounded revenue growth of 27%
- Latest Twelve Months (LTM) premiums earned in excess of $1 billion and LTM revenues in excess of $100 million

(1) Source: Year 2000 Business Insurance Survey

ABD – Business Model

- Clients
  - Over 10,000 clients
  - No single client represents more than 1% of revenues
  - No industry concentrations

- Revenue Generators
  - Seasoned team of professionals
  - Over 150 people involved in revenue generation
  - No single person generates more than 3% of revenues

ABD – Executive and Senior Management

- 7 person seasoned executive team
- Average 20 years industry experience
- Successful history of outstanding financial performance and franchise growth
  - 14 successful acquisitions during the past 11 years

ABD Acquisition
Strategic Rationale for Greater Bay

- Consistent with Greater Bay's Regional Community Banking philosophy
- A high quality management team we have known for many years
- Consistent with Greater Bay's disciplined acquisition strategy
  - Q2 '02 GAAP accretion - $0.07
  - Q2 '02 CASH accretion - $0.08

The ABD Acquisition Will Augment Non-Interest Income


Non-Interest Income as a % of Revenue
40.00%
30.00%
20.00%
10.00%
0.00%
12.93%
12.70%
13.64%
11.39%
12.12%
29.67%
31.65%
1997
1998
1999
2000
2001
Q2 '02
2002
Full Year ProForma
Including ABD

Note: Excludes nonrecurring income

Current Economic Outlook

Bay Area Economy
UCLA Anderson Forecast – June 2002

- Signs of improvement emerging in the Bay Area
- Job growth should increase from 0.2% this year to 2.0% in 2003
- National economic recovery will bolster high-tech product sales
- Information Technology industry will resume basic growth by middle of this year to early next year

Source: The UCLA Anderson Forecast – June 2002

Bay Area Economy
Grubb & Ellis Research Q2 2002

- San Francisco
  - SF office market shows signs that 2 year slide is ending
  - Net absorption improved sharply from minus 920,000 sq. ft. in Q1 2002 to minus 196,000 sq. ft. in Q2 2002
  - Gross leasing activity increased substantially for the first time since Q4 2000

Bay Area Economy
Grubb & Ellis Research Q2 2002

- San Mateo
  - San Mateo office market revealed encouraging indicators in Q2 2002 after 8 straight quarters of decline
  - Vacancy rate increases and lease rent decreases are tapering off
  - Net absorption improved from minus 208,790 sq. ft. in Q1 2002 to minus 120,563 sq. ft. in Q2 2002
  - Majority of future office vacancies will likely result from the 1.27 million sq. ft. of new supply

Bay Area Economy
BT Commercial Real Estate Research
Q2 2002 (1)

- East Bay
  - Vacancy stood at 16.3% at the end of Q2 2002 compared to 15.5% at the end of Q1 2002 – slowest pace of increase since downturn
  - 4% decline in sublease space – the first time in two years
  - Negative net absorption of 204,810 sq. ft. – lowest net amount of space added since downturn
  - Consensus among BT market experts is that we may be seeing the bottom of the market

(1) Grubb & Ellis Research for the East Bay was not available as of 7/26/02

Bay Area Economy
Q2 2002

- Peninsula (Santa Clara, San Jose)
  - Grubb & Ellis Q2 2002 Research not available as of 7/26/02
  - BT Commercial Real Estate Q2 2002 Research not available as of 7/26/02

Unemployment Statistics

	March 2002	June 2002
• National	5.5%	5.9%
• California	6.1%	6.3%
– San Jose	7.3%	7.1%
– Oakland	5.5%	5.4%
– San Francisco	4.6%	5.0%
– Los Angeles	5.9%	6.5%
– San Diego	4.9%	3.7%

Source: U.S. Department of Labor

Credit Quality

Credit Quality

NPAs / Assets


0.31%
0.18%
0.19%
0.22%
0.39%
0.50%
0.57%
1997
1998
1999
2000
2001
Q2 '02
Peer *

Reserves / NPAs


369.71%
616.63%
596.91%
523.01%
402.79%
294.21%
285.26%
1997
1998
1999
2000
2001
Q2 '02
Peer *

Reserves / Loans


1.69%
1.87%
1.82%
1.89%
2.24%
2.23%
2.68%
1.53%
1997
1998
1999
2000
2001
Q2 '01
Q2 '02
Peer *

NCOs / Avg Loans


0.18%
0.11%
0.07%
0.33%
0.59%
0.72%
0.44%
1997
1998
1999
2000
2001
Q2 '02
Peer *

Data as of June 30, 2002 3/31/02

*Source: Bank Holding Company performance report, Federal Reserve,

Credit Quality Analysis

- Q2 '02 Net Charge-Offs
  - 0.72% of loans
  - $8.2 million
- NPAs
  - 0.50% of assets
  - $42.8 million
  - 35% SNC related, 13% VBG related, 31% commercial, 21% real estate
- Q2 '02 Loan Loss Analysis
  - 0.79% provision to average loans
  - 2.68% of total loans

Credit Quality Reserve Methodology

Greater Bay employs a systematic methodology for determining its allowance for loan losses, which includes a monthly review process and monthly adjustment of the allowance. The Company's process includes a periodic loan-by-loan review for loans that are individually evaluated for impairment as well as detailed reviews of other loans. This includes an assessment of known problem loans, potential problem loans, and other loans that exhibit indicators of deterioration.

Quantitative Factors

- Historical loss experience
- Delinquency and charge-off trends
- Collateral values
- Changes in non-performing loans
- Borrowers' sensitivity to interest rate movements
- Borrowers' sensitivity to quantifiable external factors (including commodity and finished goods prices as well as acts of nature)

Qualitative Factors

- General economic environment
- State of the technology industries and other key industries in Northern California
- Size and complexity of individual credits in relation to lending officers' background and experience levels
- Loan structure
- Extent and nature of waivers of existing loan policies
- Pace of portfolio growth

Real Estate Portfolio

- Issues
  - Real estate
  - Size and concentration
  - Perception is that all of it is risky
- Reality
  - Conservative underwriting
  - Relationship lending
  - Year 2000 originations is primary focus
  - Stress test results positive
  - Reserve levels high
  - Historically losses on real estate have been very low as a result of conservative underwriting

Macro Real Estate Portfolio Stress Test

- Total portfolio - $2.5 billion
- Relationship lending focus – know your borrower and ensure adequate liquidity
- On a macro basis, re-evaluated DSCR and LTVs utilizing current lease rates
- For loans originated before 2000, LTVs and DSCRs remain in line with current underwriting guidelines
- Loans originated in 2001 also remain in line with current underwriting guidelines

Macro Real Estate Portfolio Stress Test

- Total RE originations in 2000 were approximately $470 million
- Identified $106 million as "at risk" based on DSCR and LTVs
  - For the approximately $106 million of year 2000 originations identified as at risk, LTVs have moved higher and are, on average, approximately 104% with DSCRs declining to approximately a 1 to 1 ratio
- Analysis assumes all of our relationship loans are exactly like transaction lending done by others

Real Estate Portfolio Stress Test

During Q2 '02 GBBK performed market sensitivity and property status analysis for real estate loans > $5 million representing approximately 30% of total portfolio. The results were as follows:

- RE Term
  - 37 term loans, representing 30% of the portfolio, were reviewed
  - Average DCR was 1.82x and Average LTV was 61%
  - 1 loan reflected a DCR below 1:1

Real Estate Portfolio Stress Test

- RE SFR Construction
  - 14 SFR loans, representing 26% of the portfolio, were reviewed
  - All properties remained satisfactory
  - Average LTV was 62%
  - No LTVs in excess of 75%

Real Estate Portfolio Stress Test

- RE Commercial Construction
  - 14 construction loans, representing 48% of the portfolio, were reviewed
  - Average DCR was 1.32x and average LTV was 87%
  - 3 had potential DCR's below 1:1
  - Negotiating with the borrowers to bring in additional equity and reserves

Real Estate Portfolio Stress Test

- Expanded sensitivity analysis for real estate loans between $2 million - $5 million
  - Out of approximately 120 loans, 33 real estate term loans were analyzed
  - Current actual DCR's for this group ranged between 1.29 and 9.47

Summary

- Portfolio results continue to be good
- We need continued vigilance
- Relationship lending continues to work
- Early recognition provides opportunity for solutions

Financial Highlights

Q2 2002 Financial Highlights

- Total assets reached $8.5 billion at 6/30/02, an increase of 24% from 6/30/01
- Loan growth - 9% (year/year); 16% (Q1 2002/Q2 2002 Annualized)
- Deposit growth - 9% from (year/year); 21% (Q1 2002/Q2 2002 Annualized)
- Q2 2002 GAAP EPS was $0.62, a 35% increase from Q2 2001; Q2 2002 Cash EPS was $0.63, a 34% increase from Q2 2001
- GAAP ROE – 22.48% Cash ROE – 32.37%
- GAAP ROA – 1.60% Cash ROA – 1.68%
- Efficiency ratio – 48.32% (excluding merger, non-recurring and extraordinary items and TPS expense)

Financial Highlights – Profitability Metrics

Net Income ($ in millions)


$120
$100
$80
$60
$40
$20
$0
$31.9
$42.6
$53.6
$81.4
$97.1
$23.9
$33.5
1997
1998
1999
2000
2001
Q2 '01
Q2 '02

Core Earnings Per Share (diluted)


$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
27.62% Compounded Annual Growth
$0.72
$0.91
$1.14
$1.61
$1.91
$0.47
$0.62
1997
1998
1999
2000
2001
Q2 '01
Q2 '02

Return on Average Shareholders Equity


30%
25%
20%
15%
10%
5%
0%
16.06%
18.28%
19.78%
23.29%
21.61%
21.80%
22.49%
14.63%
1997
1998
1999
2000
2001
Q2 '01
Q2 '02
Peer*

Return on Average Assets


2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.36%
1.40%
1.39%
1.63%
1.44%
1.47%
1.60%
1.24%
1997
1998
1999
2000
2001
Q2 '01
Q2 '02
Peer*

* Source: Bank holding company performance report, Federal Reserve, 3/31/02

Before merger, non-recurring and extraordinary items

Financial Highlights – Profitability Metrics


Efficiency Ratio
80%
60%
40%
20%
0%
56.02%
52.65%
43.94%
44.31%
43.80%
40.75%
48.32%
55.55%
1998
1999
2000
2001
Q2 '01
Q2 '02 w/o ABD
Q2 '02 w/ABD
Peer **


Net Interest Margin
8.0%
6.0%
4.0%
2.0%
0.0%
5.61%
5.41%
5.73%
5.07%
5.13%
4.85%
4.18%
1998
1999
2000
2001
Q2 '01
Q2 '02
Peer **

** Source: Bank Holding Company Performance Report, Federal Reserve, 3/31/02

Financial Highlights – Profitability Metrics



Revenue & Expense Growth* (including ABD)
($ in millions)
$600
$500
$400
$300
$200
$100
$0
36.77% Average Annual Revenue Growth
29.66% Average Annual Expense Growth
1997
1998
1999
2000
2001
Q2 '02
Annualized
Revenue
Expense
*Before merger, non-recurring and extraordinary items and TPS expense



Revenue & Expense Growth* (excluding ABD)
($ in millions)
$500
$400
$300
$200
$100
$0
28.90% Average Annual Revenue Growth
16.77% Average Annual Expense Growth
1997
1998
1999
2000
2001
Q2 '02
Annualized
Revenue
Expense
*Before merger, non-recurring and extraordinary items and TPS expense

Capital Strength

	3/31/02	6/30/02
Equity to Assets	6.97%	7.34%
Tangible Equity to Tangible Assets	5.01%	5.44%
Leverage Ratio	7.67%	7.77%
Tier I Risk Based Capital	10.31%	10.66%
Total Risk Based Capital	11.99%	12.26%

Performance Goals

Performance Goals

- Continue to perform among top quartile of mid-cap banks in the U.S.
  - Asset quality
  - Earnings
  - Revenue Growth
  - Efficiency
- Building superior shareholder value over the long-term

2002 Performance Goals

Loan Growth	7% - 10%
Deposit Growth	5% - 10%
ROE	> 20.0%
ROA	> 1.4%
EPS Growth	22% - 27%
NPAs	0.40% - 0.50%
Net Charge-Offs	
- Including SNCs	.70% - .80%
- Excluding SNCs	0.35% - 0.40%